Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Dec. 31, 2014	Dec. 31, 2013
Statement of Comprehensive Income [Abstract]
Net loss	$ (9,793)	$ (20,759)	$ (35,910)	$ (46,229)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustments	(358)	4	(324)	(488)
TOTAL OTHER COMPREHENSIVE LOSS	(358)	4	(324)	(488)
COMPREHENSIVE LOSS	$ (10,151)	$ (20,755)	$ (36,234)	$ (46,717)